

THE DIXIE GROUP

Exhibit 99.1

May 2013 Investor Presentation

Contact:
Jon Faulkner
CFO
The Dixie Group

Phone: 706-876-5814

jon.faulkner@dixiegroup.com

Forward Looking Statements
The Dixie Group, Inc.

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.
- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Transitioned from textiles to floorcovering in 1990's – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base
  - Top 10 carpet customers
    - 16% of sales
  - Top 20 carpet customers
    - 19% of sales

New and Existing Home Sales
Seasonally Adjusted Annual Rate

THE DIXIE GROUP


New 1,000
Existing 1,000
550
500
450
400
350
300
250
5,000
4,800
4,600
4,400
4,200
4,000
3,800
3,600
3,400
3,200
3,000
Jan'10
July
Jan'11
July
Jan'12
July

New and Existing in December:

- "Buyer traffic is 25 percent above a year ago when we were already seeing notable gains in shopping activity. In the same timeframe housing inventories have trended much lower, which is continuing to pressure home prices. The good news is home construction is rising and low mortgage rates are continuing to keep affordability conditions at historically favorable levels. "

Lawrence Yun,

Chief Economist
National Association of Realtors

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).

Residential Remodeling

Harvard Study Leading Indicator of Remodeling Activity

THE DIXIE GROUP

Millions of dollars | **Steady recovery in 2009 through 2012 with predicted similar pattern for 2013** | **TTM rate of change**



Projected 2013 activity
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
2001:Q4
2002:Q2
2002:Q4
2003:Q2
2003:Q4
2004:Q2
2004:Q4
2005:Q2
2005:Q4
2006:Q2
2006:Q4
2007:Q2
2007:Q4
2008:Q2
2008:Q4
2009:Q2
2009:Q4
2010:Q2
2010:Q4
2011:Q2
2011:Q4
2012:Q2
2012:Q4
2013:Q2 (p)
2013:Q4 (p)
Four-Quarter Moving Total in Billions
Four-Quarter Moving Rate of Change

The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet & Rug Shipments versus U.S. GDP
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
US Carpet & Rug Shipments in millions of current dollars
US GDP in billions of current dollars

2013

- We are seeing a rebound in the relationship between carpet and rug shipments and GDP
- We believe that the 2013 will be the year we start to see housing outpace GDP growth as it catches up to household formation

Residential and Commercial
Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
Residential Fixed Investment % of GDP
Residential 42 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 42 Yr Average

Rebound in residential activity

Rebound in commercial activity

Anticipate that 2013 will see stronger growth as the year progresses

Consumer Sentiment
Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey
120
100
80
60
40
20
0
2010 Aug.
2010Sep.
2010 Oct.
2010 Nov.*
2010 Dec.
2011Jan.
2011Feb.
2011Mar.
2011Apr.
2011May
2011June
2011July
2011Aug.
2011Sep.
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.
2012Sep.
2012Oct.
2012Nov.
2012Dec.
2012Jan.
2012Feb.(r)
2012Mar.(p)
Consumer Confidence Index*
Household Income $50,000 and over
Expectations 6 months out

March 2013:

- **"Consumer Confidence fell sharply in March, following February's uptick."**
- **"The loss of confidence, particularly expectations, mirrors the losses experienced this past December and January. The recent sequester has created uncertainty regarding the economic outlook and as a result, consumers are less confident.."**

– **Lynn Franco, Director of The Conference Board Consumer Research Center.**

1966 = 100

The Stock Market

THE DIXIE GROUP



S&P 500
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1/3/2007
7/3/2007
1/3/2008
7/3/2008
1/3/2009
7/3/2009
1/3/2010
7/3/2010
1/3/2011
7/3/2011
1/3/2012
7/3/2012
1/3/2013

April 2013

- The stock market has rebounded to pre-recession levels
- 2013 is positive but is still subject to macro events:
  - Europe,
  - US Fiscal Issues,
  - China

The Industry as compared to The Dixie Group

THE DIXIE GROUP



Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
Sales of The Dixie Group from 2003 through Q1 2013
Since 2009, Dixie is up 39% and the industry up 6.8%
Note: 2011 adjusted for 53 weeks
Single year dips in Shipments during recessionary times
Multi-year decline in this downturn
Beginning of recovery
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008

Source: U.S. Bureau of Economic Analysis

2011 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet Leaders		Dollars in Millions	% Total	
Shaw (Berkshire Hathaway)	$	2,966	38.8%	Residential & Commercial
Mohawk (MHK)	$	1,884	24.6%	Residential & Commercial
Beaulieu (Private)	$	726	9.5%	Residential & Commercial
Interface (TILE)	$	501	6.5%	Commercial Only
Dixie (DXYN)	$	262	3.4%	Residential & Commercial
Other	$	1,317	17.2%	Residential & Commercial
Market	$	7,656	100.0%	

Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales

Dixie versus the Industry

THE DIXIE GROUP

Dixie 2013 Q1 TTM End Market



High-End Commercial 25%
High-End Residential 75%

Q1 2013 Carpet End Market

Sales $1.8 Billion



Commercial 42%
Residential 58%

Source: Floor Focus – Broadloom & Carpet Tile

Carpet Dollar Sales
Indexed to 2008

THE DIXIE GROUP


1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Dixie Total Index to 2008 Dollars
CRI Total Index to 2008 Dollars

Carpet Unit Sales
Indexed to 2008

THE DIXIE GROUP


1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Dixie Total Index to 2008 Units
CRI Total Index to 2008 Units

Residential Positioning
The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
35% Market Share
Masland
Dixie Home
Fabrica
$0
$8
INDUSTRY
AVERAGE
$14
$21
PRICE/ SQ YD
$28
$35
$42
$49

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP





Sales by Brand for Q1 2013 TTM


Fabrica, 19%
Masland, 40%
Dixie Home, 41%

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP





Sales by Channel for TTM Q1 2013
Commercial, 2%
Other, 0.8%
Distributor, 0.2%
Specialty - OEM, 1%
Builder, 3%
National Retailers, 1%
Mass Merchant, 14%
Designer, 18%
Retailer, 60%

DIXIE HOME

THE DIXIE GROUP



Sales by Channel for TTM Q1 2013



Builder, 2%
Distributor, 1%
Mass Merchant, 33%
Retailer, 64%

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
- Dixie provides a "full line" to retailers
- Known for differentiated pattern and color selection
- Selective distribution strategy attractive to retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® SolarMax ® Fiber Technology

Masland CARPETS & RUGS

THE DIXIE GROUP



Sales by Channel for TTM Q1 2013


Commercial, 4%
Other, 0.4%
Builder, 4%
National Retailers, 1%
Designer, 29%
Retailer, 62%

Masland CARPETS & RUGS

THE DIXIE GROUP



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft™ Fiber Technology
  - Wool products
    - Complete line of broadloom and rugs to the industry

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



Sales by Channel for TTM Q1 2013



Specialty - OEM, 5%
Builder, 3%
National Retailers, 5%
Designer, 39%
Retailer, 49%



- Premium high-end brand
  - Superior quality in all aspects
- Designer focused
- Hand crafted and imported rugs
- Growth initiatives
  - Stainmaster® TruSoft™ Fiber Technology
  - Fabrica Permaset dyeing process allows unlimited color selection in select wool products
  - Expand select retail distribution





Sales by Channel for TTM Q1 2013


Other, 6%
Health Care, 5%
Gov't, 1%
Store Planning, 14%
Hospitality, 28%
Corporate, 44%
Education, 2%

Channels: Interior Design Specifier and Commercial End User

Masland contract

THE DIXIE GROUP





- Premium brand in the commercial marketplace
- Designer focused
- Strong national account base
  - Nordstrom's, Target, Delta Air Lines, AECOM, Club Corporation of America
- Growth initiative
  - SPEAK modular carpet tile & FIT office remodel collections
  - End User Channel growth initiative

Dixie Group Sales
$ in millions

THE DIXIE GROUP



$331
$321
$283
$203
$231
$270
$266
$302
350
300
250
200
150
100
50
-
17
16
11
6
6
7
8
14
314
305
272
199
225
263
258
288
2006
2007
2008
2009
2010
2011
2012
2013
Annualized
Carpet Sales
Processing Sales

Sales & Operating Income
$ in millions

THE DIXIE GROUP

	Y 2007	Y 2008	Y 2009	Y 2010	Y 2011	Y 2012
Net Sales	320.8	282.7	203.5	231.3	270.1	266.4
Net Income (Loss)	6.2	(31.5)	(42.2)	(4.7)	1.0	(0.9)
Non-GAAP Adjusted Op. Income (Loss)	16.7	1.5	(8.4)	(1.0)	5.1	3.2
Non-GAAP Adjusted EBITDA	29.6	15.2	5.1	10.6	14.8	12.6

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Net Sales	62.9	66.6	65.8	71.1	75.4
Net Income (Loss)	(0.2)	(0.4)	0.1	(0.4)	0.6
Non-GAAP Adjusted Op. Income (Loss)	0.8	0.4	1.1	0.9	2.5
Non-GAAP Adjusted EBITDA	3.2	2.7	3.5	3.2	5.0

In 2013 our key objectives are:

- Introduction of our SPEAK modular carpet tile and FIT office remodel collections
- Expansion of our Stainmaster® TruSoft™ and SolarMax™ residential products
- Expansion of our wool "permaset" dyeing process for color flexibility
- Integration of our Crown rug and Colormaster dye operations
- Expansion of our Eton carpet tufting and Roanoke yarn operations

Note: Non-GAAP reconciliation starting on slide 33

Current Business Conditions

THE DIXIE GROUP

Second quarter 2013 activity:

- Residential order entry up double digits
  - New displays, Stainmaster® TruSoft™ products and expanded sales force in place as we focus on gaining retailer space
- Commercial order entry up double digits
  - Sales force re-alignment with expanded coverage and focus
  - New SPEAK high performance modular carpet tile and FIT office remodel collections
- Launching our new Avant commercial line
  - Dedicated to serving the designer through the multiline sales agent
- Operational improvements
  - Expanding our yarn capacity by another 10% in 2013
  - Integrating our Colormaster line to provide product flexibility
  - Expand our Eton tufting to supply more product categories

Outlook for 2013

THE DIXIE GROUP

The housing & commercial markets have strengthened:

- The residential housing market is gaining momentum from which we expect to continue to benefit during the year
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - New Stainmaster® SolarMax® and TruSoft™ products
  - New modular tile SPEAK and FIT office remodel collections
- Our upper-end customer is more confident than are consumers in general due to a stronger stock market
- Having invested significantly for future growth, such as the Colormaster continuous dyeing capability and additional yarn processing capacity

.....We are taking advantage of improved market conditions



Masland CARPETS & RUGS

FABRICA FINE CARPET & RUGS



THE DIXIE GROUP



DIXIE HOME

Masland contract



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2)

The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Operating income (loss)	620	(40)	820	415	1,677
Plus: Facility consolidation and severance expenses	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-
Plus: Manufacturing expansion & integration costs	148	399	307	530	794
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 768	$ 359	$ 1,127	$ 945	$ 2,471

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Net income (loss) as reported	(181)	(433)	102	(415)	636
Less: Income (loss) from discontinued, net tax	(77)	(29)	(167)	(2)	(15)
Plus: Taxes	(5)	(303)	(41)	(52)	23
Plus: Interest	726	762	781	877	995
Non-GAAP Adjusted EBIT (Note 3)	$ 617	$ 55	$ 1,009	$ 412	$ 1,669

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669
Plus: Depreciation and amortization	2,402	2,379	2,355	2,259	2,513
Plus: Facility consolidation and severance expenses	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-
Plus: Manufacturing Realignment & Colormaster	148	399	307	530	794
Plus: Other (income) expense - net	3	(95)	(189)	3	8
Non-GAAP Adjusted EBITDA (Note 4)	$ 3,170	$ 2,738	$ 3,482	$ 3,204	$ 4,984

Use of Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	5,668	1,815	1,677
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Manufacturing expansion & integration costs	-	-	-	-	-	1,383	794
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 5,105	$ 3,198	$ 2,471

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	636
Less: Income (loss) from discontinued operations, net of	(521)	(313)	(382)	(281)	(286)	(275)	(15)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	684	(401)	23
Plus: Interest	6,347	5,965	5,521	4,124	3,470	3,146	995
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 5,426	$ 2,093	$ 1,669

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	5,426	2,093	1,669
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,649	9,396	2,513
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Manufacturing Realignment & Colormaster startup	-	-	-	-	-	1,383	794
Plus: Other (income) expense - net	(94)	(326)	(181)	282	242	(278)	8
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,560	$ 14,754	$ 12,594	$ 4,984

Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

Free Cash Flow (FCF) - Note 5 ($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669
Times: 1 - Tax Rate = EBIAT	401	36	656	268	1,085
Plus: Depreciation and Amortization	2,402	2,379	2,355	2,259	2,513
Plus: Non Cash Impairment of Assets and Goodwill	-	-	-	-	-
Minus: Net change in Working Capital	5,431	4,250	812	48	2,923
Non-GAAP Cash from Operations	(2,628)	(1,835)	2,199	2,479	675
Minus: Capital Expenditures net of Asset Sales	1,132	557	298	2,065	2,580
Minus: Business / Capital acquistions				9,142	-
Non-GAAP Free Cash Flow (Note 5)	(3,760)	(2,392)	1,901	(8,728)	(1,905)
Current Assets	106,235	111,395	111,841	115,055	122,065
Current Liabilities	34,387	35,297	34,931	38,097	42,184
Net Working Capital	71,848	76,098	76,910	76,958	79,881
Change in Net Working Capital	5,431	4,250	812	48	2,923

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.